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                                                                    Exhibit 23.2


                          Independent Auditors' Consent



The Board of Directors
SUPERVALU, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement on Form S-3.


                                                    /s/ KPMG LLP

Minneapolis, MN
August 10, 2000